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                                                                      Exhibit 23

                       Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17079) of Quest Diagnostics Incorporated of our report dated June 20, 2003 relating to the financial statements of The Profit Sharing Plan of Quest Diagnostics Incorporated, which appears on page 1 of this Form 11-K.


/s/ PricewaterhouseCoopers LLP
Stamford, Connecticut
June 20, 2003